UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 7, 2013

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2013, Diodes Incorporated (the “Company”) issued a press release announcing its second quarter 2013 financial results. A copy of the press release is attached as Exhibit 99.1.

As announced in its press release dated July 11, 2013 providing the date, time and live webcast and telephone access information, on August 7, 2013, the Company hosted a conference call to discuss its second quarter 2013 financial results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.

During the conference call on August 7, 2013, Dr. Keh-Shew Lu, President and Chief Executive Officer of the Company, as well as Richard D. White, Chief Financial Officer, Mark King, Senior Vice President of Sales and Marketing, and Laura Mehrl, Director of Investor Relations, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

In the press release and earnings conference call, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. See Exhibit 99.1 and below for a description of the non-GAAP measures used.

In addition to the non-GAAP measures included in Exhibit 99.1, during the conference call additional non-GAAP measures were discussed. Presentation of these non-GAAP measures allows investors to review the Company’s results of operations from the same viewpoint as the Company’s management and Board of Directors. The Company has historically provided similar non-GAAP financial measures to provide investors an enhanced understanding of its operations, facilitate investors’ analyses and comparisons of its current and past results of operations and provide insight into the prospects of its future performance. The Company also believes the non-GAAP measures are useful to investors because they provide additional information that research analysts use to evaluate semiconductor companies. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results and may differ from similar measures used by other companies. The following are non-GAAP measures discussed during the conference call:

Non-GAAP operating expenses—This measure consists of GAAP operating expenses, which is then adjusted solely for the purpose of adjusting for gain on sale of assets, amortization of acquisition related intangible assets, acquisition costs, restructuring and retention costs (as described in Exhibit 99.1). Excluding gain on sale of assets, amortization of acquisition related intangible assets, acquisition costs, restructuring and retention costs provides investors with a better depiction of the Company’s operating expenses and provides a more informed baseline for modeling future operating expenses.

	Three Months Ended	Three Months Ended	Three Months Ended
	June 30, 2013	March 31, 2013	June 30, 2012
	unaudited	unaudited	unaudited
GAAP operating expenses	$51,055	$42,407	$32,724

GAAP operating expenses as a percent of revenue	23.8%	24.0%	20.6%
Adjustments to reconcile GAAP operating expenses to non-GAAP adjusted operating expenses
Gain on sale of assets	—	—	1,330
Amortization of acquisition related intangible assets	(2,295)	(1,909)	(1,103)
Acquisition costs	—	(600)	—
Restructuring	(1,533)	—	—
Retention costs	(975)	(325)	—

Non-GAAP adjusted operating expenses	$46,252	$39,573	$32,951

Non-GAAP operating expenses as a percent of revenue	21.5%	22.4%	20.6%

Non-GAAP selling, general and administrative (“SG&A”) expenses—This measure consists of GAAP SG&A expenses, which is then adjusted solely for the purpose of adjusting for acquisition costs and retention costs (as described in Exhibit 99.1). Excluding acquisition costs and retention costs provides investors with a better depiction of the Company’s SG&A expenses and provides a more informed baseline for modeling future SG&A expenses.

	Three Months Ended	Three Months Ended	Three Months Ended
	June 30, 2013	March 31, 2013	June 30, 2012
	unaudited	unaudited	unaudited
GAAP SG&A expenses	$35,080	$30,376	$24,760

GAAP SG&A expenses as a percent of revenue	16.4%	17.2%	15.5%
Adjustments to reconcile GAAP SG&A expenses to non-GAAP adjusted SG&A expenses
Acquisition costs	—	(600)	—
Retention costs	(975)	(325)	—

Non-GAAP adjusted SG&A expenses	$34,105	$29,451	$24,760

Non-GAAP SG&A expenses as a percent of revenue	15.8%	16.7%	15.5%

Item 7.01 Regulation FD Disclosure.

The presentation and reconciliation of non-GAAP operating expenses and non-GAAP SG&A expenses contained in Item 2.02 above is incorporated by this reference into this Item 7.01. The press release in Exhibit 99.1 also provides an update on the Company’s business outlook, that is intended to be within the Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 (the “Act”) as comprising forward looking statements within the meaning of the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See exhibit index.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2013	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 7, 2013

99.2	Conference call script dated August 7, 2013

99.3	Question and answer transcript dated August 7, 2013